UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period :	May 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Annual report
4|30|16

A world of investing.®

Putnam
INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	16

Financial statements	17

Federal tax information	40

About the Trustees	41

Officers	43

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Multi-Cap Core Fund

A “go anywhere” fund that invests across the widest range of U.S. stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of experience in the investment industry and has the flexibility to seek opportunities across the entire universe of publicly traded U.S. companies.

“We can invest in growth and value stocks of companies of all sizes. This is as close to a ‘go anywhere’ approach as you can get, and it provides me and our team of research analysts with a broad range of investment opportunities.”

Gerard P. Sullivan
Portfolio Manager

The best-performing stocks change from year to year

Different types of stocks lead the market each year. Sometimes the leaders are small, fast-growing companies, while at other times, large, established, undervalued companies will outperform. The fund can invest in U.S. growth and value stocks across all company sizes, seeking opportunities even when market leadership changes.

Small-cap growth
Large-cap growth
Mid-cap value
Mid-cap growth
Small-cap value
Large-cap value
60%
45
30
15
0
-15
-30
-45
12.65%
23.48%
11.81%
-28.92%
46.29%
29.09%
2.64%
18.51%
43.30%
14.75%
5.67%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds also includes funds that target growth- and value-style stocks of all sizes, to give investors a streamlined approach to investing across the complete universe of U.S. stocks.

Putnam Multi-Cap Growth Fund seeks long-term capital appreciation and invests in stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund seeks capital appreciation and, as a secondary objective, current income. It invests in companies whose stocks are believed to be priced below their long-term potential.

2 Multi-Cap Core Fund

Multi-Cap Core Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Jerry, how were conditions for stock market investors during the 12-month reporting period ended April 30, 2016?

It was an eventful 12 months for U.S. stocks, characterized by two significant market corrections. In the early months of the period, there were a few bumps in the road, but for the most part, growth was tepid, volatility was relatively low, and stock performance was flat to modestly positive. However, this calm came to a sudden halt in late summer 2015, when the market’s lengthy advance came to an end with sharp declines.

The turbulence peaked in August with some of the biggest swings in the history of the market, including a historic 1,000-point intraday plunge for the Dow Jones Industrial Average on August 24, 2015. For the first time since 2011, major U.S. equity indexes experienced a correction, defined as a decline of 10% or more from a recent high. It is very unusual for the market to go so long without a double-digit decline, and it was overdue, in my view.

The downturn was due in large part to concerns about the economic slowdown in China, the world’s second-largest economy and a key driver of growth across world markets. Stocks recovered from their August lows, and the U.S. market delivered its strongest October return since 2011. Although stocks continued to advance through the close of the year, markets remained unsettled, and 2015 became the weakest year for U.S.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Multi-Cap Core Fund	5

stock performance since the 2008 global financial crisis.

Conditions certainly didn’t improve with the start of 2016. Volatility and investor anxiety escalated dramatically, and the S&P 500 Index, a common measure of U.S. stock market performance, posted one of its worst-ever January losses. The downturn continued through February 11, the low point for the period, when major U.S. stock indexes were down more than 10% since the start of the year. Stocks then staged a remarkable rebound. As recession fears subsided and oil prices stabilized, turbulence eased and the S&P 500 Index gained 6.78% in March, marking its best monthly return in five months. In April, the final month of the reporting period, stock performance was essentially flat.

How did the fund perform in this environment?

It was a difficult year for the fund, which returned –6.46% for the 12-month reporting period. The fund underperformed its benchmark, the Russell 3000 Index, which returned –0.18%, and the average return of –3.51% for funds in its Lipper peer group, Multi-Cap Core Funds. In terms of the fund’s portfolio, a notable area of weakness was the financials sector, where most stocks struggled as interest rates remained low. The biggest challenge overall for the reporting period was the fact that investors favored stocks of companies with the greatest earnings stability. This included defensive stocks in areas such as utilities, consumer staples, and telecommunications services. As financial markets turned volatile and the strength of the U.S. economy remained questionable, investors turned to the perceived safety and income potential of these companies. I generally avoided these types of stocks,

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Multi-Cap Core Fund

which I believed were too expensive and did not offer the long-term growth potential I seek.

Could you discuss some stocks or strategies that detracted from returns relative to the benchmark?

The most disappointing performer for the period was the stock of Perrigo, an Ireland-based specialty pharmaceutical company. The stock struggled as investors became increasingly disappointed with Perrigo’s decision to acquire Omega Pharma, a Belgium-based consumer health-care company. Also hurting the stock was the announcement in late 2015 that Perrigo would not be acquired by Mylan — a potential deal that had been cheered by investors earlier in the year.

Another disappointment for the fund was Micron Technology, a maker of semiconductor devices that are used in computers and mobile devices. Micron struggled competitively, and its earnings weakened considerably during the period. Many of Micron’s products are used in personal computers, a market in which demand has declined dramatically.

The fund’s position in WCI Communities, a builder of luxury homes in coastal Florida, also detracted from fund returns for the period. The homebuilding industry as a whole was weak for the period as spending outpaced demand and profit margins softened. I believe the stock of WCI was punished a bit too harshly and that long-term trends — such as a growing population of retirees — bode well for this company.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund	7

Could you provide some examples of stocks or strategies that helped performance?

The top-contributing fund holding for the period was Duluth Holdings, a retailer of casual wear, workwear, and accessories sold primarily online and through catalogs. The company, whose stock was launched with an IPO in late 2015, has been successfully building its brand and popularity, and investors responded positively to its strong earnings results, announced in January. Duluth was sold from the portfolio by the close of the period.

Stocks in the defense industry continued to be a highlight of fund performance, notably Northrop Grumman, a well-managed company, in my view, that has delivered strong earnings and has benefited from increased defense spending by the U.S. government. Other notable contributors for the period included Carrols Restaurant Group, the holding company for Burger King franchises, and Activision Blizzard, a developer and publisher of video games. Activision was sold from the portfolio by the close of the period.

What is your outlook for the investing environment in the coming months?

I believe two significant downturns in the stock market — in August 2015 and January 2016 — provided investors with many more attractively priced stocks. At the same time, I believe that the worries in early 2016 about a U.S. recession were excessive, and by the close of this reporting period, investors seemed to be moving away from that thesis.

We continued to see improvements in U.S. economic data, including lower unemployment and home price appreciation. Certainly, global macroeconomic issues remain that could pose risks for stock market investors in the months ahead, but I believe many concerns, particularly the panic about a U.S.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Multi-Cap Core Fund

recession, have already been priced into the market. In fact, I believe we could be surprised by slightly more economic growth than expected in the later months of 2016.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Graduate School of Business at Columbia University and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

Multi-Cap Core Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	112.21%	100.01%	103.60%	102.60%	103.58%	103.58%	106.39%	99.16%	109.42%	115.19%
Annual average	14.38	13.18	13.54	13.44	13.54	13.54	13.81	13.09	14.11	14.67

5 years	63.76	54.34	57.83	55.83	57.72	57.72	59.68	54.09	61.82	65.73
Annual average	10.37	9.07	9.56	9.28	9.54	9.54	9.81	9.03	10.10	10.63

3 years	34.85	27.09	31.95	28.95	31.83	31.83	32.87	28.22	33.91	35.92
Annual average	10.48	8.32	9.68	8.84	9.65	9.65	9.94	8.64	10.22	10.77

1 year	–6.46	–11.84	–7.13	–11.75	–7.13	–8.05	–6.91	–10.16	–6.64	–6.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Multi-Cap Core Fund

Comparative index returns For periods ended 4/30/16

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	100.67%	83.55%
Annual average	13.24	11.37

5 years	64.74	51.10
Annual average	10.50	8.53

3 years	35.93	29.60
Annual average	10.77	8.98

1 year	–0.18	–3.51

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/16, there were 719, 632, 554, and 540 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $20,360 ($20,260 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $20,358 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,916. A $10,000 investment in the fund’s class R and Y shares would have been valued at $20,942 and $21,519, respectively.

Multi-Cap Core Fund	11

Fund price and distribution information For the 12-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.127714		$0.045132	$0.048013	$0.024967		$0.090264	$0.167084

Capital gains

Long-term gains	0.019000		0.019000	0.019000	0.019000		0.019000	0.019000

Short-term gains	0.021000		0.021000	0.021000	0.021000		0.021000	0.021000

Return of capital*	0.005286		0.001868	0.001987	0.001033		0.003736	0.006916

Total	$0.173000		$0.087000	$0.090000	$0.066000		$0.134000	$0.214000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$17.98	$19.08	$17.62	$17.57	$17.75	$18.39	$17.93	$18.04

4/30/16	16.65	17.67	16.28	16.23	16.46	17.06	16.61	16.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 40.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	111.83%	99.65%	103.22%	102.22%	103.33%	103.33%	106.14%	98.92%	109.04%	114.80%
Annual average	14.57	13.35	13.71	13.61	13.72	13.72	14.01	13.27	14.29	14.86

5 years	68.49	58.80	62.27	60.27	62.38	62.38	64.39	58.64	66.50	70.64
Annual average	11.00	9.69	10.17	9.89	10.18	10.18	10.45	9.67	10.73	11.28

3 years	37.18	29.29	34.15	31.15	34.11	34.11	35.15	30.42	36.23	38.27
Annual average	11.11	8.94	10.29	9.46	10.28	10.28	10.56	9.26	10.85	11.41

1 year	–6.11	–11.51	–6.82	–11.46	–6.82	–7.75	–6.55	–9.82	–6.33	–5.86

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12	Multi-Cap Core Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/15	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Annualized expense ratio for
the six-month period ended
4/30/16*	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.33	$8.98	$8.98	$7.77	$6.55	$4.11

Ending value (after expenses)	$967.10	$963.70	$963.80	$964.60	$966.50	$968.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.47	$9.22	$9.22	$7.97	$6.72	$4.22

Ending value (after expenses)	$1,019.44	$1,015.71	$1,015.71	$1,016.96	$1,018.20	$1,020.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Multi-Cap Core Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Core Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Multi-Cap Core Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 9, 2016

18	Multi-Cap Core Fund

The fund’s portfolio 4/30/16

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (4.4%)
Boeing Co. (The)	10,384	$1,399,763

General Dynamics Corp.	18,219	2,560,134

Honeywell International, Inc.	14,525	1,659,772

L-3 Communications Holdings, Inc.	14,503	1,907,580

Northrop Grumman Corp.	25,563	5,272,624

Raytheon Co.	22,060	2,787,281

Spirit AeroSystems Holdings, Inc. Class A †	47,737	2,250,800

TransDigm Group, Inc. † S	7,230	1,647,500

United Technologies Corp.	14,009	1,462,119

		20,947,573
Airlines (2.1%)
Alaska Air Group, Inc.	27,330	1,924,852

American Airlines Group, Inc.	53,115	1,842,559

Delta Air Lines, Inc.	57,854	2,410,776

Southwest Airlines Co.	51,787	2,310,218

United Continental Holdings, Inc. †	32,719	1,498,857

		9,987,262
Auto components (0.7%)
Goodyear Tire & Rubber Co. (The)	61,037	1,768,242

Lear Corp.	14,494	1,668,694

		3,436,936
Automobiles (0.7%)
Fiat Chrysler Automobiles NV (Italy) S	135,762	1,098,315

General Motors Co.	69,917	2,223,361

		3,321,676
Banks (7.3%)
Bank of America Corp.	512,083	7,455,928

Citigroup, Inc.	145,675	6,741,839

JPMorgan Chase & Co.	185,424	11,718,797

KeyCorp	159,557	1,960,956

Regions Financial Corp.	272,575	2,556,754

Wells Fargo & Co.	83,376	4,167,132

		34,601,406
Beverages (2.4%)
Coca-Cola Enterprises, Inc.	65,933	3,460,164

Dr. Pepper Snapple Group, Inc.	19,218	1,747,108

Molson Coors Brewing Co. Class B	21,642	2,069,624

PepsiCo, Inc.	40,473	4,167,100

		11,443,996
Biotechnology (3.7%)
AMAG Pharmaceuticals, Inc. †	32,870	871,712

Amgen, Inc.	36,890	5,839,687

ARIAD Pharmaceuticals, Inc. †	127,496	915,421

Biogen, Inc. †	5,717	1,572,118

Gilead Sciences, Inc.	66,166	5,836,503

Medivation, Inc. †	27,018	1,561,640

United Therapeutics Corp. †	10,049	1,057,155

		17,654,236

Multi-Cap Core Fund	19

COMMON STOCKS (97.9%)* cont.	Shares	Value

Capital markets (2.5%)
Goldman Sachs Group, Inc. (The)	25,057	$4,112,104

KKR & Co. LP	213,302	2,900,907

Morgan Stanley	126,118	3,412,753

State Street Corp.	24,494	1,525,976

		11,951,740
Chemicals (1.7%)
CF Industries Holdings, Inc.	33,713	1,114,889

Dow Chemical Co. (The)	56,080	2,950,369

E.I. du Pont de Nemours & Co.	18,876	1,244,117

LyondellBasell Industries NV Class A	21,220	1,754,257

Mosaic Co. (The)	35,289	987,739

		8,051,371
Commercial services and supplies (1.0%)
Deluxe Corp.	27,964	1,755,580

KAR Auction Services, Inc.	31,571	1,187,070

Waste Connections, Inc.	11,612	781,255

West Corp.	49,492	1,060,614

		4,784,519
Communications equipment (1.1%)
Cisco Systems, Inc.	188,358	5,177,961

		5,177,961
Consumer finance (1.7%)
Capital One Financial Corp.	46,221	3,345,938

Discover Financial Services	52,748	2,968,130

Synchrony Financial †	63,725	1,948,073

		8,262,141
Containers and packaging (0.4%)
Ball Corp. S	14,391	1,027,230

Graphic Packaging Holding Co.	78,212	1,038,655

		2,065,885
Diversified financial services (1.0%)
Capitol Acquisition Corp. III (Units) †	52,011	504,507

Easterly Acquisition Corp. (Units) †	192,680	1,888,264

Pace Holdings Corp. (Units) †	103,001	1,018,680

Silver Run Acquisition Corp. (Units) †	123,533	1,274,861

		4,686,312
Diversified telecommunication services (1.6%)
AT&T, Inc.	50,118	1,945,581

Frontier Communications Corp. S	337,423	1,876,072

Iridium Communications, Inc. † S	72,064	581,556

Level 3 Communications, Inc. †	20,649	1,079,117

Verizon Communications, Inc.	43,808	2,231,580

		7,713,906
Electric utilities (2.0%)
Edison International	19,933	1,409,462

Entergy Corp.	38,640	2,904,955

Exelon Corp.	112,564	3,949,871

FirstEnergy Corp.	31,364	1,022,153

		9,286,441
Electrical equipment (0.3%)
Emerson Electric Co.	23,655	1,292,273

		1,292,273

20	Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Electronic equipment, instruments, and components (0.6%)
Corning, Inc.	145,441	$2,715,383

		2,715,383
Energy equipment and services (1.1%)
Halliburton Co.	34,857	1,439,943

Nabors Industries, Ltd.	125,595	1,230,831

Schlumberger, Ltd.	31,345	2,518,257

		5,189,031
Food and staples retail (2.8%)
CVS Health Corp.	40,351	4,055,276

Kroger Co. (The)	55,312	1,957,492

Sysco Corp.	21,589	994,605

Wal-Mart Stores, Inc.	64,074	4,284,628

Walgreens Boots Alliance, Inc.	24,072	1,908,428

		13,200,429
Food products (0.9%)
JM Smucker Co. (The)	16,261	2,064,822

Kraft Heinz Co. (The)	28,412	2,218,125

		4,282,947
Gas utilities (0.6%)
UGI Corp.	73,376	2,952,650

		2,952,650
Health-care equipment and supplies (0.8%)
C.R. Bard, Inc.	17,969	3,812,483

		3,812,483
Health-care providers and services (4.0%)
Aetna, Inc.	19,123	2,146,939

AmerisourceBergen Corp.	17,331	1,474,868

Anthem, Inc.	11,193	1,575,639

Cardinal Health, Inc.	20,776	1,630,085

Cigna Corp.	4,854	672,473

Express Scripts Holding Co. †	10,660	785,962

HCA Holdings, Inc. †	38,610	3,112,738

HealthSouth Corp.	40,670	1,686,178

McKesson Corp.	10,879	1,825,714

Surgery Partners, Inc. † S	133,821	2,179,944

UnitedHealth Group, Inc.	15,595	2,053,550

		19,144,090
Hotels, restaurants, and leisure (3.0%)
Carrols Restaurant Group, Inc. †	48,235	670,949

Del Taco Restaurants, Inc. †	183,246	1,658,376

Hilton Worldwide Holdings, Inc.	34,509	760,923

McDonald’s Corp.	32,400	4,098,276

Peak Resorts, Inc. S	103,650	332,717

Penn National Gaming, Inc. †	168,879	2,724,018

Restaurant Brands International, Inc. (Canada)	32,963	1,425,979

Wyndham Worldwide Corp. S	19,774	1,402,965

Yum! Brands, Inc.	11,937	949,708

		14,023,911

Multi-Cap Core Fund	21

COMMON STOCKS (97.9%)* cont.	Shares	Value

Household durables (2.0%)
D.R. Horton, Inc.	33,455	$1,005,657

New Home Co., Inc. (The) † S	225,000	2,504,250

Tempur Sealy International, Inc. † S	38,442	2,332,276

UCP, Inc. Class A †	93,906	726,832

WCI Communities, Inc. †	172,550	2,757,349

		9,326,364
Household products (0.4%)
Procter & Gamble Co. (The)	24,740	1,982,169

		1,982,169
Independent power and renewable electricity producers (0.6%)
Calpine Corp. †	72,581	1,145,328

NRG Energy, Inc.	119,148	1,799,135

		2,944,463
Industrial conglomerates (0.5%)
Danaher Corp.	26,327	2,547,137

		2,547,137
Insurance (3.5%)
American International Group, Inc.	118,564	6,618,242

Assured Guaranty, Ltd.	77,675	2,009,452

Hartford Financial Services Group, Inc. (The)	40,794	1,810,438

Lincoln National Corp.	32,696	1,420,641

MetLife, Inc.	58,773	2,650,662

Prudential PLC (United Kingdom)	58,301	1,153,339

Travelers Cos., Inc. (The)	11,005	1,209,450

		16,872,224
Internet and catalog retail (0.8%)
Amazon.com, Inc. †	5,794	3,821,664

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	1	1

Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private)
(Brazil) † ∆∆ F	1,036	17,676

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ∆∆ F	1	1

		3,839,343
Internet software and services (3.9%)
Alphabet, Inc. Class A †	8,870	6,278,896

Alphabet, Inc. Class C †	8,205	5,686,147

eBay, Inc. †	105,142	2,568,619

Facebook, Inc. Class A †	27,057	3,181,362

Wix.com, Ltd. (Israel) †	29,642	732,750

		18,447,774
IT Services (3.0%)
Computer Sciences Corp.	75,844	2,512,712

IBM Corp.	40,087	5,850,297

Visa, Inc. Class A	52,121	4,025,826

Xerox Corp.	193,296	1,855,642

		14,244,477
Leisure products (0.9%)
Brunswick Corp.	47,995	2,305,200

Malibu Boats, Inc. Class A †	113,033	1,989,381

		4,294,581

22	Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Life sciences tools and services (0.2%)
Agilent Technologies, Inc.	24,045	$983,921

		983,921
Machinery (1.3%)
Caterpillar, Inc.	20,009	1,555,099

Deere & Co.	31,888	2,682,100

Manitowoc Foodservice, Inc. †	55,175	828,177

Trinity Industries, Inc.	67,559	1,318,076

		6,383,452
Media (2.8%)
Charter Communications, Inc. Class A † S	4,462	947,015

Comcast Corp. Class A	32,144	1,953,069

DISH Network Corp. Class A †	20,625	1,016,606

Liberty Global PLC Ser. C (United Kingdom) †	40,326	1,475,932

Live Nation Entertainment, Inc. †	44,728	960,757

Omnicom Group, Inc.	28,269	2,345,479

Time Warner Cable, Inc.	8,168	1,732,514

Time Warner, Inc.	21,650	1,626,781

Townsquare Media, Inc. Class A †	51,048	543,151

Walt Disney Co. (The)	7,499	774,347

		13,375,651
Metals and mining (0.6%)
ArcelorMittal ADR (France)	175,909	990,368

Nucor Corp.	34,953	1,739,960

		2,730,328
Multiline retail (1.5%)
Dollar General Corp.	33,156	2,715,808

Macy’s, Inc.	23,514	930,919

Nordstrom, Inc. S	28,717	1,468,300

Target Corp.	25,170	2,001,015

		7,116,042
Oil, gas, and consumable fuels (5.1%)
Boardwalk Pipeline Partners LP	128,491	2,090,549

ConocoPhillips	26,481	1,265,527

Enterprise Products Partners LP	78,997	2,108,430

Exxon Mobil Corp.	79,067	6,989,523

Memorial Resource Development Corp. †	273,050	3,571,494

Plains All American Pipeline LP	21,799	500,069

Royal Dutch Shell PLC ADR Class A (United Kingdom)	51,244	2,710,295

Scorpio Tankers, Inc.	259,301	1,623,224

Suncor Energy, Inc. (Canada)	25,199	740,095

Valero Energy Corp.	45,560	2,682,117

		24,281,323
Personal products (1.5%)
Avon Products, Inc.	229,914	1,082,895

Coty, Inc. Class A	112,305	3,414,072

Edgewell Personal Care Co.	31,534	2,587,995

		7,084,962
Pharmaceuticals (4.4%)
Bristol-Myers Squibb Co.	14,791	1,067,614

Cardiome Pharma Corp. (Canada) †	119,449	535,132

Impax Laboratories, Inc. †	18,629	621,277

Multi-Cap Core Fund	23

COMMON STOCKS (97.9%)* cont.	Shares	Value

Pharmaceuticals cont.
Jazz Pharmaceuticals PLC †	15,350	$2,313,245

Johnson & Johnson	41,094	4,605,816

Merck & Co., Inc.	44,787	2,456,119

Perrigo Co. PLC	17,522	1,693,852

Pfizer, Inc.	229,812	7,517,151

		20,810,206
Real estate investment trusts (REITs) (1.8%)
Armada Hoffler Properties, Inc.	217,631	2,546,283

Brixmor Property Group, Inc.	45,027	1,136,932

Easterly Government Properties, Inc.	131,211	2,420,843

Gaming and Leisure Properties, Inc.	41,375	1,356,686

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	20,582	399,291

MGM Growth Properties, LLC Class A †	29,666	654,729

		8,514,764
Road and rail (0.9%)
Old Dominion Freight Line, Inc. † S	15,740	1,039,627

Union Pacific Corp.	35,282	3,077,649

		4,117,276
Semiconductors and semiconductor equipment (2.8%)
Broadcom, Ltd.	10,278	1,498,019

Intel Corp.	144,162	4,365,225

Lam Research Corp.	19,911	1,521,200

Micron Technology, Inc. †	143,525	1,542,894

NVIDIA Corp.	45,710	1,624,076

QUALCOMM, Inc.	27,847	1,406,830

Texas Instruments, Inc.	26,130	1,490,455

		13,448,699
Software (3.9%)
Electronic Arts, Inc. †	23,060	1,426,261

Microsoft Corp.	230,907	11,515,332

Oracle Corp.	56,114	2,236,704

TubeMogul, Inc. †	128,831	1,669,650

Xura, Inc. †	82,107	1,838,376

		18,686,323
Specialty retail (3.7%)
American Eagle Outfitters, Inc. S	173,128	2,477,462

Barnes & Noble Education, Inc. †	74,989	701,897

Best Buy Co., Inc.	49,660	1,593,093

Gap, Inc. (The) S	95,361	2,210,468

Home Depot, Inc. (The)	39,619	5,304,588

Lowe’s Cos., Inc.	31,818	2,418,804

Michaels Cos., Inc. (The) †	51,140	1,453,910

TJX Cos., Inc. (The)	18,103	1,372,569

		17,532,791
Technology hardware, storage, and peripherals (3.0%)
Apple, Inc.	110,955	10,400,922

Hewlett Packard Enterprise Co.	128,130	2,134,646

HP, Inc.	128,130	1,572,155

		14,107,723

24	Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Thrifts and mortgage finance (0.4%)
Radian Group, Inc.	131,520	$1,682,142

		1,682,142

Total common stocks (cost $465,799,047)		$465,340,693

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	4,831	$502,424

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)	1,785	1,597,450

Total convertible preferred stocks (cost $2,268,100)		$2,099,874

SHORT-TERM INVESTMENTS (5.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.58% [d]	19,463,925	$19,463,925

Putnam Short Term Investment Fund 0.44% L	5,852,707	5,852,707

Total short-term investments (cost $25,316,632)		$25,316,632

TOTAL INVESTMENTS

Total investments (cost $493,383,779)		$492,757,199

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $475,562,044.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $17,679, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $4 to cover the settlement of certain securities.

Multi-Cap Core Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$76,249,616	$—	$17,679

Consumer staples	37,994,503	—	—

Energy	29,470,354	—	—

Financials	85,417,390	1,153,339	—

Health care	62,404,936	—	—

Industrials	50,059,492	—	—

Information technology	86,828,340	—	—

Materials	12,847,584	—	—

Telecommunication services	7,713,906	—	—

Utilities	15,183,554	—	—

Total common stocks	464,169,675	1,153,339	17,679

Convertible preferred stocks	—	2,099,874	—

Short-term investments	5,852,707	19,463,925	—

Totals by level	$470,022,382	$22,717,138	$17,679

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26	Multi-Cap Core Fund

Statement of assets and liabilities 4/30/16

ASSETS

Investment in securities, at value, including $18,783,264 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $468,067,147)	$467,440,567
Affiliated issuers (identified cost $25,316,632) (Notes 1 and 5)	25,316,632

Dividends, interest and other receivables	426,919

Receivable for shares of the fund sold	1,016,149

Receivable for investments sold	9,936,721

Prepaid assets	27,592

Total assets	504,164,580

LIABILITIES

Payable for investments purchased	6,884,251

Payable for shares of the fund repurchased	1,609,437

Payable for compensation of Manager (Note 2)	220,564

Payable for investor servicing fees (Note 2)	160,611

Payable for custodian fees (Note 2)	15,252

Payable for Trustee compensation and expenses (Note 2)	14,842

Payable for administrative services (Note 2)	1,911

Payable for distribution fees (Note 2)	131,615

Collateral on securities loaned, at value (Note 1)	19,463,925

Other accrued expenses	100,128

Total liabilities	28,602,536

Net assets	$475,562,044

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$497,615,536

Undistributed net investment income (Note 1)	9

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(21,427,987)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(625,514)

Total — Representing net assets applicable to capital shares outstanding	$475,562,044

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($144,502,298 divided by 8,677,695 shares)	$16.65

Offering price per class A share (100/94.25 of $16.65)*	$17.67

Net asset value and offering price per class B share ($10,785,875 divided by 662,710 shares)**	$16.28

Net asset value and offering price per class C share ($108,812,395 divided by 6,703,683 shares)**	$16.23

Net asset value and redemption price per class M share ($2,513,056 divided by 152,661 shares)	$16.46

Offering price per class M share (100/96.50 of $16.46)*	$17.06

Net asset value, offering price and redemption price per class R share
($1,855,095 divided by 111,717 shares)	$16.61

Net asset value, offering price and redemption price per class Y share
($207,093,325 divided by 12,390,381 shares)	$16.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	27

Statement of operations Year ended 4/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $42,964)	$10,157,089

Interest (including interest income of $15,895 from investments in affiliated issuers) (Note 5)	15,895

Securities lending (Note 1)	211,698

Total investment income	10,384,682

EXPENSES

Compensation of Manager (Note 2)	2,791,816

Investor servicing fees (Note 2)	997,485

Custodian fees (Note 2)	26,075

Trustee compensation and expenses (Note 2)	32,120

Distribution fees (Note 2)	1,566,532

Administrative services (Note 2)	14,651

Other	306,028

Fees waived and reimbursed by Manager (Note 2)	(3,154)

Total expenses	5,731,553

Expense reduction (Note 2)	(15,318)

Net expenses	5,716,235

Net investment income	4,668,447

Net realized loss on investments (Notes 1 and 3)	(22,183,547)

Net realized gain on foreign currency transactions (Note 1)	8,268

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	545

Net unrealized depreciation of investments during the year	(20,574,763)

Net loss on investments	(42,749,497)

Net decrease in net assets resulting from operations	$(38,081,050)

The accompanying notes are an integral part of these financial statements.

28	Multi-Cap Core Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/16	Year ended 4/30/15

Operations:
Net investment income	$4,668,447	$1,301,119

Net realized gain (loss) on investments
and foreign currency transactions	(22,175,279)	2,691,997

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(20,574,218)	15,529,392

Net increase (decrease) in net assets resulting
from operations	(38,081,050)	19,522,508

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,286,229)	(389,160)

Class B	(29,014)	—

Class C	(318,699)	(27,585)

Class M	(4,445)	(6,435)

Class R	(10,685)	(5,047)

Class Y	(2,466,250)	(356,029)

Net realized short-term gain on investments

Class A	(211,493)	(1,051,836)

Class B	(13,501)	(50,645)

Class C	(139,391)	(334,968)

Class M	(3,739)	(23,275)

Class R	(2,486)	(17,160)

Class Y	(309,971)	(765,721)

From net realized long-term gain on investments
Class A	(191,353)	(321,738)

Class B	(12,215)	(15,492)

Class C	(126,116)	(102,461)

Class M	(3,383)	(7,119)

Class R	(2,249)	(5,249)

Class Y	(280,451)	(234,220)

From return of capital
Class A	(53,242)	—

Class B	(1,201)	—

Class C	(13,192)	—

Class M	(184)	—

Class R	(442)	—

Class Y	(102,086)	—

Increase from capital share transactions (Note 4)	74,056,958	382,221,369

Total increase in net assets	30,393,891	398,029,737

NET ASSETS

Beginning of year	445,168,153	47,138,416

End of year (including undistributed net investment income
of $9 and $229,747, respectively)	$475,562,044	$445,168,153

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
April 30, 2016	$17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	$16.65	(6.46)	$144,502	1.07[d]	.99[d]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24[f]	.75[f]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31[f]	.85[f]	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	—	(.63)	—[e]	12.37	2.67	5,590	1.34[f]	.83[f]	97

Class B
April 30, 2016	$17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	$16.28	(7.13)	$10,786	1.82[d]	.23[d]	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99[f]	(.04)[f]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06[f]	.13[f]	136
April 30, 2012	12.69	.01	.15	.16	—[e]	(.59)	—	(.59)	—[e]	12.26	1.86	189	2.09[f]	.07[f]	97

Class C
April 30, 2016	$17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	$16.23	(7.13)	$108,812	1.82[d]	.22[d]	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99[f]	(.03)[f]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06[f]	.11[f]	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	—	(.59)	—[e]	12.27	1.83	353	2.09[f]	.10[f]	97

Class M
April 30, 2016	$17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	$16.46	(6.91)	$2,513	1.57[d]	.49[d]	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74[f]	.26[f]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81[f]	.40[f]	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	—	(.59)	—[e]	12.32	2.07	33	1.84[f]	.34[f]	97

Class R
April 30, 2016	$17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	$16.61	(6.64)	$1,855	1.32[d]	.75[d]	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49[f]	.17[f,g]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56[f]	.66[f]	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	—	(.60)	—[e]	12.36	2.40	13	1.59[f]	.59[f]	97

Class Y
April 30, 2016	$18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	$16.71	(6.22)	$207,093	.82[d]	1.23[d]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99[f]	.97[f]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06[f]	1.15[f]	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	—	(.66)	—[e]	12.38	2.85	2,013	1.09[f]	1.07[f]	97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Multi-Cap Core Fund	Multi-Cap Core Fund	31

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2014	0.28%

April 30, 2013	0.48

April 30, 2012	1.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32	Multi-Cap Core Fund

Notes to financial statements 4/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through April 30, 2016.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

Multi-Cap Core Fund	33

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

34	Multi-Cap Core Fund

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,463,925 and the value of securities loaned amounted to $18,783,264.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from partnership income, and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $782,863 to decrease

Multi-Cap Core Fund	35

undistributed net investment income, $8,637 to decrease paid-in capital and $791,500 to decrease accumulated net realized loss.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$18,711,088	$1,574,055	$20,285,143

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,763,630
Unrealized depreciation	(34,533,054)

Net unrealized depreciation	(1,769,424)
Capital loss carryforward	(20,285,143)
Cost for federal income tax purposes	$494,526,623

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,154.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

36	Multi-Cap Core Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$325,575	Class R	3,627

Class B	19,387	Class Y	441,459

Class C	200,996	Total	$997,485

Class M	6,441

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,542 under the expense offset arrangements and by $13,776 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $370, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$415,331	Class M	24,770

Class B	98,264	Class R	9,248

Class C	1,018,919	Total	$1,566,532

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $115,073 and $1,939 from the sale of class A and class M shares, respectively, and received $14,458 and $6,942 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Multi-Cap Core Fund	37

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$437,626,584	$357,936,928

U.S. government securities (Long-term)	—	—

Total	$437,626,584	$357,936,928

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	5,371,970	$92,904,079	9,854,362	$171,462,643

Shares issued in connection with
reinvestment of distributions	94,290	1,613,311	94,619	1,677,598

	5,466,260	94,517,390	9,948,981	173,140,241

Shares repurchased	(6,492,515)	(110,050,006)	(1,728,196)	(30,271,672)

Net increase (decrease)	(1,026,255)	$(15,532,616)	8,220,785	$142,868,569

	Year ended 4/30/16		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	305,216	$5,179,305	332,189	$5,692,478

Shares issued in connection with
reinvestment of distributions	3,125	52,404	3,678	64,154

	308,341	5,231,709	335,867	5,756,632

Shares repurchased	(82,173)	(1,326,835)	(33,226)	(573,354)

Net increase	226,168	$3,904,874	302,641	$5,183,278

	Year ended 4/30/16		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	3,674,529	$62,379,190	4,035,586	$69,402,577

Shares issued in connection with
reinvestment of distributions	33,643	562,852	25,566	444,339

	3,708,172	62,942,042	4,061,152	69,846,916

Shares repurchased	(1,444,548)	(23,075,507)	(158,729)	(2,758,978)

Net increase	2,263,624	$39,866,535	3,902,423	$67,087,938

38	Multi-Cap Core Fund

	Year ended 4/30/16		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	73,372	$1,224,956	216,849	$3,732,113

Shares issued in connection with
reinvestment of distributions	693	11,751	2,100	36,829

	74,065	1,236,707	218,949	3,768,942

Shares repurchased	(122,774)	(2,018,748)	(27,797)	(492,919)

Net increase (decrease)	(48,709)	$(782,041)	191,152	$3,276,023

	Year ended 4/30/16		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	96,261	$1,663,271	121,274	$2,122,798

Shares issued in connection with
reinvestment of distributions	550	9,399	874	15,477

	96,811	1,672,670	122,148	2,138,275

Shares repurchased	(108,985)	(1,887,449)	(10,904)	(189,799)

Net increase (decrease)	(12,174)	$(214,779)	111,244	$1,948,476

	Year ended 4/30/16		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,107,562	$156,758,591	10,435,382	$184,030,407

Shares issued in connection with
reinvestment of distributions	163,597	2,807,326	75,839	1,347,617

	9,271,159	159,565,917	10,511,221	185,378,024

Shares repurchased	(6,811,244)	(112,750,932)	(1,329,076)	(23,520,939)

Net increase	2,459,915	$46,814,985	9,182,145	$161,857,085

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$12,870,524	$159,819,182	$166,836,999	$15,895	$5,852,707

Totals	$12,870,524	$159,819,182	$166,836,999	$15,895	$5,852,707

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Core Fund	39

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

40	Multi-Cap Core Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Multi-Cap Core Fund	41

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

42	Multi-Cap Core Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Multi-Cap Core Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer

Custodian	Officers	Susan G. Malloy
State Street Bank	Robert L. Reynolds	Vice President and
and Trust Company	President	Assistant Treasurer

Legal Counsel	Jonathan S. Horwitz	James P. Pappas
Ropes & Gray LLP	Executive Vice President,	Vice President
Principal Executive Officer, and
Independent Registered	Compliance Liaison	Mark C. Trenchard
Public Accounting Firm		Vice President and
KPMG LLP	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN115
300665 6/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$30,925	$ —	$3,150	$ —
April 30, 2015	$30,139	$ —	$3,090	$ —

For the fiscal years ended April 30, 2016 and April 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,150 and $3,090 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2016	$ —	$ —	$ —	$ —

April 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016